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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                          --------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                          --------------------------

       Date of Report (Date of earliest event reported): August 12, 2002
                          --------------------------



                           AMERICAN EXPRESS COMPANY
            (Exact name of registrant as specified in its charter)

                          --------------------------



          New York                      1-7657                 13-4922250
------------------------------ ------------------------    -------------------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation or                                   Identification No.)
        organization)



       200 Vesey Street, World Financial Center
                  New York, New York                       10285
       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code: (212) 640-2000

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         (Former name or former address, if changed since last report)



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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)     Exhibits

         99.1 Statement Under Oath of Principal Executive Officer, dated August 12, 2002.

         99.2 Statement Under Oath of Principal Financial Officer, dated August 12, 2002.

Item 9. Regulation FD Disclosure.

     On August 12, 2002, each of the Principal Executive Officer, Kenneth I. Chenault and the Principal Financial Officer, Gary L. Crittenden, of American Express Company submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

A copy of each of these statements is attached hereto as Exhibit 99.1 and
Exhibit 99.2.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN EXPRESS COMPANY
                                       (REGISTRANT)

                                        By /s/  Stephen P. Norman
                                           --------------------------
                                         Name:  Stephen P. Norman
                                         Title: Secretary

DATE:   August 12, 2002



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                                  EXHIBIT INDEX

Item No.                          Description
---------                         -----------

99.1     Statement Under Oath of Principal Executive Officer, dated August 12,
         2002.

99.2     Statement Under Oath of Principal Financial Officer, dated August 12,
         2002.